Exhibit 99.1

ICOP DIGITAL, INC. A COLORADO CORPORATION	FRONTIER BANK	Loan Number
11011 KING STREET STE 260	708 S. WEBSTER	Date 06-23-2005
OVERLAND PARK, KS 66210	P.O. BOX 395	Maturity Date 12-23-2005
	SPRING HILL, KS 66083	Loan Amount $ 600,000.00
Renewal Of
BORROWER’S NAME AND ADDRESS	LENDER’S NAME AND ADDRESS	TIN: 84-1493152
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of SIX HUNDRED THOUSAND AND NO/100 Dollars
$ 600,000.00

☐  Single Advance: I will receive all of this principal sum on                                                 .  No additional advances are contemplated under this Note.

☒ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 06-23-2005 I will receive the amount of $                              and future principal advances are contemplated.

Conditions: The conditions for future advances are

☒ Open End Credit:  You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 12-23-2005,

☐ Closed End Credit:  You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST:  I agree to pay interest on the outstanding principal balance from 06-23-2005 at the rate of 8.000 % per year until 06-24-2005.

☒ Variable Rate:  This rate may then change as stated below.

☒  Index Rate:  The future rate will be 2.000 PERCENT ABOVE the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE NATION’S 30 LARGEST BANKS KNOWN AS THE WALL STREET JOURNAL PRIME RATE. THE RESULT OF THIS CALCULATION WILL BE ROUNDED TO THE NEAREST 0.125

☐  No Index:  The future rate will not be subject to any internal or external index.  It will be entirely in your control.

☒ Frequency and Timing:  The rate on this note may change as often as EVERY DAY BEGINNING 06-24-2005.  A change in the Interest rate will take effect                                                                                                                            .

☒ Limitations:  During the term of this loan, the applicable annual interest rate will not be more than 18.000% or less than 8.000%.  The rate may not change more than                                                      % each                                                      .

Effect of Variable Rate:  A change in the interest rate will have the following effect on the payments:

☒ The amount of each scheduled payment will change.	☒ The amount of the final payment will change.
☐ .

ACCRUAL METHOD:  Interest will be calculated on a ACTUAL/360 basis.

POST MATURITY RATE:  I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

☒ on the same fixed or variable rate basis in effect before maturity (as indicated above).

☐ at a rate equal to                                                                                                             .

☒ LATE CHARGE:  If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE AMOUNT                                                                                                                                                                                               .

☒ ADDITIONAL CHARGES:  In addition to interest, I agree to pay the following charges which   ☒ are        ☐ are not    included in the principal amount above:

                                                                                                                                                               ..

PAYMENTS:  I agree to pay this note as follows:

MONTHLY PAYMENTS OF ACCRUED INTEREST CALCULATED ON THE AMOUNT OF CREDIT OUTSTANDING BEGINNING ON 07-23-2005 AND PRINCIPAL DUE ON 12-23-2005.

ADDITIONAL TERMS:

☒ SECURITY: This note is separately secured by (describe separate document by type and date):	PURPOSE: The purpose of this loan is PURCHASE MONEY SECURITY INTEREST IN INVENTORY

COMMERCIAL SECURITY AGREEMENT	SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today’s date.
(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)	ICOP DIGITAL, INC. A COLORADO CORPORATION

Signature for Lender	DAVID C. OWEN, PRESIDENT

GENERAL PROVISIONS.  Each Debtor’s obligations under this Agreement are independent of the obligations of any other Debtor.  Secured Party may sue each Debtor individually or together with any other Debtor.  Secured Party may release any part of the Property and Debtor will remain obligated under this Agreement.  The duties and benefits of this Agreement will bind the successors and assigns of Debtor and Secured Party.  No modification of this Agreement is effective unless made in writing and signed by Debtor and Secured Party.  Whenever used, the plural includes the singular and the singular includes the plural.  Time is of the essence.

APPLICABLE LAW.  This Agreement is governed by the laws of the state in which Secured Party is located.  In the event of a dispute, the exclusive forum, venue, and place of jurisdiction will be the state in which Secured Party is located, unless otherwise required by law.  If any provision of this Agreement is unenforceable by law, the unenforceable provision will be severed and the remaining provisions will still be enforceable.

NAME AND LOCATION.  Debtor’s name indicated on page 1 is Debtor’s exact legal name.  If Debtor is an individual, Debtor’s address is Debtor’s principal residence.  If Debtor is not an individual, Debtor’s address is the location of Debtor’s chief executive offices or sole place of business.  If Debtor is an entity organized and registered under state law, Debtor has provided Debtor’s state of registration on page 1.  Debtor will provide verification of registration and location upon Secured Party’s request.  Debtor will provide Secured Party with at least 30 days notice prior to any change in Debtor’s name, address, or state of organization or registration.

WARRANTIES AND REPRESENTATIONS.  Debtor has the right, authority, and power to enter into this Agreement.  The execution and delivery of this Agreement will not violate any agreement governing Debtor or Debtor’s property, or to which Debtor is a party.  Debtor makes the following warranties and representations which continue as long as this Agreement is in effect:

(1)               Debtor is duly organized and validly existing in all jurisdictions in which Debtor does business;

(2)               the execution and performance of the terms of this Agreement have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law or order;

(3)               other than previously disclosed to Secured Party, Debtor has not changed Debtor’s name or principal place of business within the last 10 years and has not used any other trade or fictitious name; and

(4)               Debtor does not and will not use any other name without Secured Party’s prior written consent.

Debtor owns all of the Property, and Secured Party’s claim to the Property is ahead of the claims of any other creditor, except as otherwise agreed and disclosed to Secured Party prior to any advance on the Secured Debts.  The Property has not been used for any purpose that would violate any laws or subject the Property to forfeiture or seizure.

DUTIES TOWARD PROPERTY.  Debtor will protect the Property and Secured Party’s interest against any competing claim.  Except as otherwise agreed, Debtor will keep the Property in Debtor’s possession at the address indicated on page 1 of this Agreement.  Debtor will keep the Property in good repair and use the Property only for purposes specified on page 1.  Debtor will not use the Property in violation of any law and will pay all taxes and assessments levied or assessed against the Property.  Secured Party has the right of reasonable access to inspect the Property, including the right to require Debtor to assemble and make the Property available to Secured Party.  Debtor will immediately notify Secured Party of any loss or damage to the Property.  Debtor will prepare and keep books, records, and accounts about the Property and Debtor’s business, to which Debtor will allow Secured Party reasonable access.  Debtor will not sell, offer to sell, license, lease, or otherwise transfer or encumber the Property without Secured Party’s prior written consent.  Any disposition of the Property will violate Secured Party’s rights, unless the Property is inventory sold in the ordinary course of business at fair market value.  If the Property includes chattel paper or instruments, either as original collateral or as proceeds of the Property, Debtor will record Secured Party’s interest on the face of the chattel paper or instruments.  If the Property includes accounts, Debtor will not settle any account for less than the full value, dispose of the accounts by assignment, or make any material change in the terms of any account without Secured Party’s prior written consent.  Debtor will collect all accounts in the ordinary course of business, unless otherwise required by Secured Party.  Debtor will keep the proceeds of the accounts, and any goods returned to Debtor, in trust for Secured Party and will not commingle the proceeds or returned goods with any of Debtor’s other property.  Secured Party has the right to require Debtor to pay Secured Party the full price on any returned items.  Secured Party may require account debtors to make payments under the accounts directly to Secured Party.  Debtor will deliver the accounts to Secured Party at Secured Party’s request.  Debtor will give Secured Party all statements, reports, certificates, lists of account debtors (showing names, addresses, and amounts owing), invoices applicable to each account, and any other data pertaining to the accounts as Secured Party requests.

If the Property includes farm products, Debtor will provide Secured Party with a list of the buyers, commission merchants, and selling agents to or through whom Debtor may sell the farm products.  Debtor authorizes Secured Party to notify any additional parties regarding Secured Party’s interest in Debtor’s farm products, unless prohibited by law.  Debtor agrees to plant, cultivate, and harvest crops in due season.  Debtor will be in default if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly credible land or to the conversion of wetland to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Pan 1940, Subpart G, Exhibit M.  If Debtor pledges the Property to Secured Party (delivers the Property into the possession or control of Secured Party or a designated third party), Debtor will, upon receipt, deliver any proceeds and products of the Property to Secured Party.  Debtor will provide Secured Party with any notices, documents, financial statements, reports, and other information relating to the Property Debtor receives as the owner of the Property.

PERFECTION OF SECURITY INTEREST.  Debtor authorizes Secured Party to file a financing statement covering the Property.  Debtor will comply with, facilitate, and otherwise assist Secured Party in connection with obtaining possession or control over the Property for purposes of perfecting Secured Party’s interest under the Uniform Commercial Code.

INSURANCE.  Debtor agrees to keep the Property insured against the risks reasonably associated with the Property until the Property is released from this Agreement.  Debtor will maintain this insurance in the amounts Secured Party requires.  Debtor may choose the insurance company, subject to Secured Party’s approval, which will not be unreasonably withheld.  Debtor will have the insurance provider name Secured Party as loss payee on the insurance policy.  Debtor will give Secured Party and the insurance provider immediate notice of any loss.  Secured Party may apply the insurance proceeds toward the Secured Debts.  Secured Party may require additional security as a condition of permitting any insurance proceeds to be used to repair or replace the Property.  If Secured Party acquires the Property in damaged condition, Debtor’s rights to any insurance policies and proceeds will pass to Secured Party to the extent of the Secured Debts.  Debtor will immediately notify Secured Party of the cancellation or termination of insurance.  If Debtor fails to keep the Property insured, or fails to provide Secured Party with proof of insurance, Secured Party may obtain insurance to protect Secured Party’s interest in the Property.  The insurance may include coverages not originally required of Debtor, may be written by a company other than one Debtor would choose, and may be written at a higher rate than Debtor could obtain if Debtor purchased the insurance.

AUTHORITY TO PERFORM.  Debtor authorizes Secured Party to do anything Secured Party deems reasonably necessary to protect the Property and Secured Party’s interest in the Property.  If Debtor fails to perform any of Debtor’s duties under this Agreement, Secured Party is authorized, without notice to Debtor, to perform the duties or cause them to be performed.  These authorizations include, but are not limited to, permission to pay for the repair, maintenance, and preservation of the Property and take any action to realize the value of the Property.  Secured Party’s authority to perform for Debtor does not create an obligation to perform, and Secured Party’s failure to perform will not preclude Secured Party from exercising any other rights under the law or this Agreement.  If Secured Party performs for Debtor, Secured Party will use reasonable care.  Reasonable care will not include any steps necessary to preserve rights against prior parties or any duty to take action in connection with the management of the Property.

If Secured Party comes into possession of the Property, Secured Party will preserve and protect the Property to the extent required by law.  Secured Party’s duty of care with respect to the Property will be satisfied if Secured Party exercises reasonable care in the safekeeping of the Property or in the selection of a third party in possession of the Property.  Secured Party may enforce the obligations of an account debtor or other person obligated on the Property.  Secured Party may exercise Debtor’s rights with respect to the account debtor’s or other person’s obligations to make payment or otherwise render performance to Debtor, and enforce any security interest that secures such obligations.

PURCHASE MONEY SECURITY INTEREST.  If the Property includes items purchased with the Secured Debts, the Property purchased with the Secured Debts will remain subject to Secured Party’s security interest until the Secured Debts are paid in full.  Payments on any non-purchase money loan also secured by this Agreement will not be applied to the purchase money loan. Payments on the purchase money loan will be applied first to the non-purchase money portion of the loan, if any, and then to the purchase money portion in the order in which the purchase money Property was acquired.  If the purchase money Property was acquired at the same time, payments will be applied in the order Secured Party selects.  No security interest will be terminated by application of this formula.

DEFAULT.  Debtor will be in default if:

(1)               Debtor (or Borrower, if not the same) fails to make a payment in full when due;

(2)               Debtor fails to perform any condition or keep any covenant on this or any debt or agreement Debtor has with Secured Party;

(3)               a default occurs under the terms of any instrument or agreement evidencing or pertaining to the Secured Debts;

(4)               anything else happens that either causes Secured Party to reasonably believe that Secured Party will have difficulty in collecting the Secured Debts or significantly impairs the value of the Property.

REMEDIES.  After Debtor defaults, and after Secured Party gives any legally required notice and opportunity to cure the default, Secured Party may at Secured Party’s option do any one or more of the following:

(1)               make all or any part of the Secured Debts immediately due and accrue interest at the highest post-maturity interest rate;

(2)               require Debtor to gather the Property and make it available to Secured Party in a reasonable fashion:

(3)               enter upon Debtor’s premises and take possession of all or any part of Debtor’s property for purposes of preserving the Property or its value and use and operate Debtor’s property to protect Secured Party’s interest, all without payment or compensation to Debtor;

(4)               use any remedy allowed by state or federal law, or provided in any agreement evidencing or pertaining to the Secured Debts.

If Secured Party repossesses the Property or enforces the obligations of an account debtor, Secured Party may keep or dispose of the Property as provided by law.  Secured Party will apply the proceeds of any collection or disposition first to Secured Party’s expenses of enforcement, which includes reasonable attorneys’ fees and legal expenses to the extent not prohibited by law, and then to the Secured Debts.  Debtor (or Borrower, if not the same) will be liable for the deficiency, if any.

By choosing any one or more of these remedies, Secured Party does not give up the right to use any other remedy.  Secured Party does not waive a default by not using a remedy.

WAIVER.  Debtor waives all claims for damages caused by Secured Party’s acts or omissions where Secured Party acts in good faith.

NOTICE AND ADDITIONAL DOCUMENTS. Where notice is required, Debtor agrees that 10 days prior written notice will be reasonable notice to Debtor under the Uniform Commercial Code. Notice to one party is notice to all parties. Debtor agrees to sign, deliver, and file any additional documents and certifications Secured Party considers necessary to perfect, continue, or preserve Debtor’s obligations under this Agreement and to confirm Secured Party’s lien status on the Property.